UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2004

DUNE ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27897	95-4737507
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3050 Post Oak Blvd., Suite 695, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 888-0895

1330 Post Oak Blvd., Suite 1600, Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On December 13, 2004, Dune Energy, Inc. (the “Company”) announced that it entered into a Joint Venture Participation Agreement covering 2,309 acres plus various agreements covering approximately 16,695 additional acres, in the Pearsall Field, located in Frio County, Texas. The Agreement calls for the Company, at its option on a well by well basis, to drill up to 24 locations on the various leases underlying this transaction.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing signing of Joint Venture Participation Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUNE ENERGY, INC.

DATE:	December 13, 2004	By:	/s/ Alan Gaines

Alan Gaines
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release Announcing signing of Joint Venture Participation Agreement